UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1140 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Grants of Performance-Based Restricted Stock Units

On August 6, 2013, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Silicon Image, Inc. (the “Registrant”) approved equity incentive grants to its named executive officers (“NEOs”) effective August 15, 2013 in the form of performance-based restricted stock units (“PBRSUs”) with vesting based on the Registrant’s GAAP earnings per share over the vesting period.  Each PBRSU represents the right to receive one share of the Registrant’s common stock upon the vesting of such PBRSU, and is subject to the terms of the Registrant’s 2008 Equity Incentive Plan.

The PBRSUs granted to the Registrant’s NEOs are listed in the table below and will vest as follows: 40% of the total number of shares shall vest on December 31, 2014, 30% of the total number of shares shall vest on December 31, 2015, 20% of the total number of shares shall vest on December 31, 2016 and 10% of the total number of shares shall vest on December 31, 2017 (each such date being hereinafter referred to individually as a “Vesting Date” and collectively as the “Vesting Dates”), provided that the Registrant’s GAAP earnings per share for the fiscal year ending on each Vesting Date (as evidenced by the Registrant’s audited financial results and confirmed by the Compensation Committee) is equal to or greater than the target GAAP earnings per share for each such fiscal year established by the Compensation Committee.

Any PBRSUs not vesting on a Vesting Date due to the Registrant’s GAAP earnings per share for the fiscal year in question not meeting the target for such fiscal year established by the Compensation Committee shall be forfeited.

No shares will vest as to any of the grants listed herein, upon any of the Vesting Dates, unless the recipient continues to provide services to the Registrant as of such Vesting Date.

Name	Title	Number of PBRSUs
Camillo Martino	Chief Executive Officer and Director	325,000
Noland Granberry	Chief Financial Officer	60,000
Edward Lopez	Chief Legal and Administrative Officer	60,000
Timothy Vehling	Senior Vice President, Connectivity Group	100,000
Seamus Meagher	Vice President of Worldwide Sales	80,000

2013 Target Bonus Levels

On August 6, 2013, the Compensation Committee also approved the target bonus levels (the “Target Bonus Levels”) for NEOs under the Registrant’s Executive Incentive Compensation Plan for Fiscal Year 2013 (the “2013 Executive Incentive Compensation Plan”).  The 2013 Executive Incentive Compensation Plan was approved by the Compensation Committee on March 18, 2013, as previously reported by the Registrant in its current report on Form 8-K dated March 18, 2013.  The 2013 Executive Incentive Compensation Plan provides incentive compensation to executive employees of the Registrant to assist the Registrant in achieving its financial goals for the fiscal year ending December 31, 2013

The Target Bonus Levels indicate a percentage that would apply to the respective NEO’s fiscal year 2013 base compensation for bonus calculation purposes under the 2013 Executive Incentive Compensation Plan. The Target Bonus Levels for each NEO under the 2013 Executive Incentive Compensation Plan follows:

Name	Title	Target Bonus Level
Camillo Martino	Chief Executive Officer and Director	100%
Noland Granberry	Chief Financial Officer	50%
Edward Lopez	Chief Legal and Administrative Officer	50%
Timothy Vehling	Senior Vice President, Connectivity Group	75%
Seamus Meagher	Vice President of Worldwide Sales	18%

The Target Bonus Levels and bonus amounts payable are subject to the terms and conditions of the 2013 Executive Incentive Compensation Plan.

The bonus amounts payable to Mr. Meagher under the 2013 Executive Incentive Compensation Plan are in addition to any compensation payable to Mr. Meagher under the terms of the Silicon Image, Inc. Sales Compensation Plan for Fiscal Year 2013 approved by the Compensation Committee on March 26, 2013 and previously reported by the Registrant in its current report on Form 8-K dated April 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2013		SILICON IMAGE, INC

	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal and Administrative Officer